EXHIBIT 10.17

THE BANK OF CALIFORNIA


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT ("Amendment") is made effective as of the 31st day of May, 1995, by and between EMCON, a California corporation ("Borrower") and THE BANK OF CALIFORNIA, N.A., a national banking association ("Bank").

RECITALS

A. Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement dated September 20, 1991 as amended May 31, 1993 and June 2, 1994 (the "Agreement");

B. Borrower and Bank have agreed to amend the Agreement to reflect certain changes in the terms and conditions set forth therein.

NOW, THEREFORE, the parties hereto agree as follows:

1. The definition of "Termination Date" appearing in Article One of the Agreement is hereby deleted in its entirety, and the following substituted therefor:


               "Termination Date' means the earlier of (a) the date Bank may terminate making Advances or extending credit pursuant to the rights of Bank under Article 7; or (b) May 31, 1996 for the Line of Credit."

2. Section 3.8 of the Agreement is hereby deleted in its entirety, and the following substituted therefor:


               "3.8 No Subsidiaries. Borrower is not a majority owner of or in a control relationship with any other business entity, except Columbia Analytical Services, Inc.; EMCON Alaska, Inc.; Monterey Landfill Gas Corporation; Yolo Landfill Gas Corporation; Aquila Construction Company; Wehran Construction, Inc.; Wehran Technological Services, Inc.; Wehran-New York, Inc.; WECON Services Corporation; Wehran Puerto Rico, the share of each of which are owned 100% by Borrower, and ET Environmental Corp., the shares of which are owned 50% by Borrower (collectively, the `Subsidiaries').




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                              CONDITIONS PRECEDENT

Required Delivery. The obligation of Bank to extend any Amendment is subject to the condition that, on or before the date of any Advance and or extension of credit, there shall have been delivered to Bank, each in form and substance satisfactory to Bank, and duly executed as required by Bank:

     (a)      The Amendment;

     (b) Any and all Loan Documents Bank may require to evidence any Lien granted to Bank in connection with this Amendment;

     (c) Payment in full no later than June 15, 1995, a non-refundable fee of $15,000.00 for this Agreement;

     (d) Such other documents, instruments or agreements Bank may require to evidence the Amendment.

                          GENERAL AMENDMENT PROVISIONS

         A. Except as specifically provided herein, all terms and conditions of the Agreement remain in full force and effect, without waiver or modification. All terms defined in the Agreement shall have the same meaning when used in this Amendment, and this Amendment and the Agreement shall be read together as one document. Where any provisions of the Agreement amended by this Amendment appear in a promissory note tied to the Agreement, the same provisions in said promissory note shall be deemed likewise amended.

         B. Borrower hereby confirms all representations and warranties contained in the Agreement and reaffirms all covenants set forth therein. Further, Borrower certifies that, as of the date of this Amendment, there exists no Event of Default as defined in the Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to become effective as of the date and year first written above.

THE BANK OF CALIFORNIA, N.A.


By:  /s/ Marie Wiseman
     ---------------------------
     Marie Wiseman
     Vice President

EMCON,
a California corporation


By:  /s/ Eugene M. Herson
     ---------------------------
     Eugene M. Herson
     President


By:  /s/ R. Michael Momboisse
     ---------------------------
     R. Michael Momboisse
     Chief Financial Officer




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THE BANK OF CALIFORNIA


                                  EXHIBIT "A"
                        TO ADDENDUM TO CREDIT AGREEMENT
                             BORROWER SUBSIDIARIES

Columbia Analytical Services, Inc.; EMCON Alaska, Inc.; Monterey Landfill Gas Corporation; Yolo Landfill Gas Corporation; Aguila Construction Company; Wehran Construction, Inc.; Wehran Technological Services, Inc.; Wehran-New York, Inc.; WECON Services Corporation; Wehran Puerto Rico; and ET Environmental Corp.

Initials:         /s/
               --------






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